UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 10, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-41137	CONSTELLATION ENERGY CORPORATION	87-1210716
(a Pennsylvania corporation) 1310 Point Street Baltimore, Maryland 21231-3380 (833) 883-0162

333-85496	CONSTELLATION ENERGY GENERATION, LLC	23-3064219
(a Pennsylvania limited liability company) 200 Energy Way Kennett Square, Pennsylvania 19348-2473 (833) 883-0162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CONSTELLATION ENERGY CORPORATION:
Common Stock, without par value	CEG	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On January 10, 2025, Constellation Energy Corporation (Nasdaq: CEG) (“Constellation”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Calpine Corporation, a Delaware corporation (“Calpine”), CPN CS Holdco Corp., a Delaware corporation and wholly owned subsidiary of Calpine (“New Company”), CPN CKS Corp., a Delaware corporation and wholly owned subsidiary of New Company (“Company Merger Sub”), Constellation, Cascade Transco Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Constellation (“First Merger Sub”), Cascade Transco – 1, LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of Constellation (“Second Merger Sub”), and Volt Energy Holdings GP, LLC, a Delaware limited liability company, solely in its capacity as the representative of the stockholders of Calpine (the “Stockholders’ Representative”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Merger Agreement.

Constellation’s Board of Directors (the “Board”) has unanimously approved the Merger Agreement. The completion of the Mergers does not require approval of the Constellation stockholders. Calpine's Board of Directors has unanimously approved the Merger Agreement, and certain direct and indirect owners of Calpine have executed and delivered written consents adopting and approving the Merger Agreement and the transactions contemplated thereunder.

The Merger Agreement provides for a series of transactions on the terms and subject to the conditions set forth in the Merger Agreement whereby (i) at least three (3) days prior to Closing, Calpine, New Company and Company Merger Sub will begin an internal reorganization pursuant to which Company Merger Sub will merge with and into Calpine, with Calpine surviving the merger as a wholly owned subsidiary of New Company and the holders of Company Common Shares and Company Restricted Stock Units becoming holders of Common Shares and Restricted Stock Units of New Company, and, at least one (1) day thereafter (but at least two (2) days prior to the Closing), Calpine will convert into a Delaware limited liability company (the “Reorganization”), (ii) at the First Effective Time, First Merger Sub will merge with and into New Company, with New Company surviving the merger as a wholly owned subsidiary of Constellation and (iii) at the Second Effective Time, New Company will merge with and into Second Merger Sub, with Second Merger Sub surviving the merger as a wholly owned subsidiary of Constellation (clauses (ii) and (iii), collectively, the “Mergers”). As a result of the Reorganization and the Mergers, Calpine will become an indirect, wholly owned subsidiary of Constellation.

Subject to the terms and conditions of the Merger Agreement, the merger consideration at the Closing will consist of (i) an aggregate of 50,000,000 newly issued shares of common stock, no par value, of Constellation (the “Stock Consideration”) and (ii) $4.50 billion in cash.

Consummation of the Mergers is subject to the satisfaction or waiver of specified closing conditions, including (i) the expiration or termination of the waiting period pursuant to the Hart-Scott-Rodino Act as well as the receipt of other regulatory approvals required to consummate the Mergers, including approvals from the Federal Energy Regulatory Commission, the Canadian Competition Bureau, the New York Public Service Commission, the Public Utility Commission of Texas, and certain other regulatory authorities (the “Required Approvals”), in each case, without the imposition of a Burdensome Condition, (ii) absence of any law or order prohibiting the consummation of the Mergers, (iii) the accuracy of each party’s representations and warranties (subject to customary materiality qualifiers), (iv) each party’s compliance with its obligations and covenants contained in the Merger Agreement in all material respects, (v) in the case of Constellation’s obligation to consummate the Mergers, the absence of a “Company Material Adverse Effect” with respect to Calpine on or after the date of the Merger Agreement following the execution and delivery of the Merger Agreement, (vi) in the case of Calpine’s obligation to consummate the Mergers, the absence of a “Parent Material Adverse Effect” with respect to Constellation on or after the date of the Merger Agreement following the execution and delivery of the Merger Agreement and (vii) in the case of Calpine’s obligation to consummate the Mergers, the receipt of a tax opinion that the Reorganization and the Mergers, taken together, qualify for the Intended Tax Treatment. The consummation of the Mergers is not conditioned on Constellation's receipt of any debt or equity financing.

The Merger Agreement also contains customary representations, warranties and covenants of both Constellation and Calpine or New Company (as the case may be). These covenants include, among others, an obligation on behalf of Calpine and New Company to operate its business in the ordinary course until the Mergers are consummated and limitations on the right of Calpine and New Company to solicit or engage in negotiations regarding alternative acquisition proposals (subject to certain negotiated exceptions). In addition, subject to the terms of the Merger Agreement, Constellation and Calpine are required to use reasonable best efforts to obtain all required regulatory approvals, including the Required Approvals, so long as such approvals do not result in a Burdensome Condition.

The Merger Agreement may be terminated by each of Constellation and the Stockholders' Representative under certain circumstances, including if the Mergers are not consummated by December 31, 2025 (which date may be automatically extended to June 1, 2026, as provided in the Merger Agreement). The Merger Agreement also provides for certain termination rights for both Constellation and the Stockholders' Representative, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, Constellation will be required to pay Calpine a termination fee of $500 million.

As a result of the Mergers, the current stockholders of Calpine (“Calpine Stockholders”) will receive 13.78% of the outstanding Constellation common stock in the aggregate based upon the outstanding shares of Constellation common stock as of January 8, 2025. The Merger Agreement contemplates that, at the Closing (i) Constellation will (subject to certain conditions and exceptions), prepare and file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-3 that becomes effective upon filing registering for resale the shares of Constellation common stock received by certain of the Calpine Stockholders as a result of the Mergers and (ii) Constellation and certain of the Calpine Stockholders (the "Company Stockholders") will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which certain of the Calpine Stockholders will have certain customary demand, “piggy-back” and shelf registration rights relating to the shares of Constellation common stock received by such Capline Stockholders as a result of the Mergers. Under the Registration Rights Agreement, certain Company Stockholders will be subject to a lock-up, subject to certain exceptions, with respect to the transfer of the shares of Constellation common stock received by such Calpine Stockholders as a result of the Mergers, with one-half of such shares released from the lock-up on June 30, 2026, and the remaining one-half of such shares released from the lock-up on June 30, 2027.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide information regarding its terms. It is not intended to provide any other factual information about Constellation, Calpine or any other party. The Merger Agreement contains representations and warranties that the parties thereto made to each other as of a specific date. The assertions embodied in the representations and warranties in the Merger Agreement were made solely for purposes of the Merger Agreement and the transactions and agreements contemplated thereby among the respective parties thereto and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating the terms thereof and are not intended to, and do not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among the parties to the Merger Agreement rather than establishing matters as facts.

Section 3 - Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 above is incorporated by reference in this Item 3.02. The issuance of the Stock Consideration to the Calpine Stockholders will be completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of January 10, 2025, by and among Calpine Corporation, CPN CS Holdco Corp., CPN CKS Corp., Constellation Energy Corporation, Cascade Transco Inc., Cascade Transco – 1, LLC and Volt Energy Holdings GP, LLC, solely in its capacity as the representative of the stockholders of Calpine Corporation*

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Constellation will furnish the omitted schedules to the SEC upon request by the SEC.

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Constellation Energy Corporation and Constellation Energy Generation, LLC (collectively, the “Registrants”). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. Neither Registrant makes any representation as to information relating to the other Registrant.

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect the Registrants’ current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between Constellation and Calpine, the expected closing of the proposed transaction and the timing thereof, the financing of the proposed transaction and the pro forma combined company and its operations, strategies and plans, enhancements to investment-grade credit profile, synergies, opportunities and anticipated future performance and capital structure, and expected accretion to earnings per share and free cash flow. Information adjusted for the proposed transaction should not be considered a forecast of future results. Although the Registrants believe these forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this Current Report on Form 8-K due to a number of factors, including, but not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the risk that Constellation or Calpine may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or required governmental and regulatory approvals may delay the proposed transaction or result in the imposition of conditions that could cause the parties to abandon the proposed transaction; the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; and the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits. Other unpredictable or unknown factors not discussed in this Current Report on Form 8-K could also have material adverse effects on forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2023 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies; (2) the Registrants' Third Quarter 2024 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 13, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report on Form 8-K. Neither Registrant undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY CORPORATION

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer

CONSTELLATION ENERGY GENERATION, LLC

/s/ Daniel L. Eggers
Daniel L. Eggers
Executive Vice President and Chief Financial Officer

January 13, 2025

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of January 10, 2025, by and among Calpine Corporation, CPN CS Holdco Corp., CPN CKS Corp., Constellation Energy Corporation, Cascade Transco Inc., Cascade Transco – 1, LLC and Volt Enerfy Holdings GP, LLC, solely in its capacity as the representative of the stockholders of Calpine Corporation*

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Constellation will furnish the omitted schedules to the Securities and Exchange Commission ("SEC") upon request by the SEC.